

October Investor Presentation

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2010 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

Agenda

- Company overview
- What makes us different?
- Financial highlights + trailing 12 months overview
- Capital priorities + Future growth

IEC electronics

Absolutely, Positively, Perfect and On-Time™

Who is IEC Electronics?

A small, rapidly growing company

IEC electronics

Absolutely, Positively, Perfect and On-Time™

Overview

Domestic Niche: 100% U.S. - based contract manufacturer headquartered in Rochester, NY

- Complex electronics
- Security of our customers' design(s)
- Government restrictions

Growth: 2005-2010 CAGR of 38%

- Organic growth in excess of 20%

Margins: Industry's top tier

10.0 million shares outstanding – Insiders control ~ 18%

Making Progress



160000
140000
120000
100000
80000
60000
40000
20000
0
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
6 yr. Revenue: CAGR 38.5%
6 yr. EPS: CAGR 77%
0.03
0.03
0.04
0.11
0.31
0.48
0.61
Net Revenues
Diluted EPS
2005
2006
2007 (DTA adj)
2008 (DTA adj)
2009 (DTA adj)
2010
2011 (Est)


A Specialty Contract Manufacturer
Albuquerque, NM
72,000 sq. ft Facility
4 SMT Lines
Mixed Technology
Box Build
Obsolescence Mgmt
Newark, NY
300,000 sq. ft Facility
12 SMT Lines
Advanced SMT
Box Build/Direct Ship
Dedicated Prototype
Rochester, NY
48,000 sq. ft Facility
Precision Sheet Metal Fabrication
Stamping
Forming & finishing
Victor, NY
18,000 sq. ft Facility
Cable Assembly
Wire Harnessing
Over-molding
Mechanical Assy.
Bell Gardens, CA
50,000 sq. ft Facility
Design Engineering Ctr
Clean Room Mfg
Braided/Molded Cables
NASA/Mil-Aero Centric
IEC electronics
"Absolutely, Positively Perfect and On-Time"


We Have a National Presence
Operating locations
Customer locations
IEC electronics

Our Industry



- Electronic Manufacturing Services (EMS) Industry
  - Hundreds of contract manufacturers worldwide
    - Most very small
    - Typically manufacture laptops, cell phones, printers, CD players, MP3 players
- The largest in the industry are global (i.e. Flextronics, Sanmina, Jabil)

IEC electronics

Contract Manufacturing Industry's Perception is Poor

- High volume, low margin, commoditized business
  - Perception - CM companies are interchangeable
  - Perception - Programs can be easily exported outside the U.S. – Hardly

Our growth has not happened by accident

What is our competitive advantage and is it sustainable?

IEC electronics

What Makes Us Different

Our Business Model and Technology

Specialization

IEC electronics

Business Model - We Don't Make These



IEC electronics

Or These



IEC electronics

We Make These



~ 1000's of solder joints – 0201 components, BGA's, 28 layer boards

Complicated electronic assemblies

IEC electronics

And - We Make These

- Electrical wire and cable harnesses
- Multi-Conductor cable
- Complex cables





IEC electronics

Absolutely, Positively, Perfect and On Time

For Applications Like These



Locomotive & Signaling Products



Satellite Communication Commercial & Government



Secure Defense Communications



Advanced Defense & Aerospace Systems



Combat Defense Systems



Medical Devices & Diagnostic Equipment

IEC electronics

Absolutely, Positively, Perfect and On Time

And Applications Like These







IEC electronics

Failsafe Applications















IEC electronics

For World Class Customers Like These

Parker
Northrop Grumman
Rockwell Collins
GE
Goodrich
Boeing
Comtech
Lockheed Martin
Raytheon
ViaSat
ZOLL
L-3 communications
DRS Technologies
Cubic Defense Applications
Telephonics
QinetiQ Foster-Miller
ITT

IEC electronics

For These Markets

- Primarily serve the following sectors:
  - Military
  - Aerospace
  - Medical
  - Industrial

  } **These markets are growing**

- Specialization creates unique partnerships with our customers
  - Higher returns for our shareholders

IEC electronics

Business Transition Over Time

Market Sector Trends

- Medical sector emerged
- Company is now in a position to apply a specialized focus

2008



2011 Estimates


Industrial 19%
Medical 21%
Comm./Other 6%
Aerospace 15%
Military 39%

What Portion of the Military Arena do We Support?

- Electronic Warfare

Communications Intersecting the Military Market


Space
High
Medium
Low
Commercial
MUOS
WGS
AEHF
Net Enabled ISR
High Capacity Backbone
Net Enabled Nuclear Response
Net Enabled C2ISR
Net Enabled MAF
Link-16
Advanced TDLs
Net Enabled Attack / Weapons
Net Enabled SOF
Permissive
Contested
Anti-access
Hanscom AFB

Technology - High Reliability Analysis



Image of an unreliable BGA solder joint



Stereo image of metal migration



Crack lead free assembly



Cross-sectional analysis of flip chip connection inside a BGA

IEC electronics

Financial Highlights

We Have Been Busy Growing Our Company

- Organic growth >20%
- Completed two acquisitions in fiscal 2011
  - Celmet
  - Southern California Braiding
- *IndustryWeek* – 2010 top 10 Best Plants in the U.S.
- AME (Association for Manufacturing Excellence) recognition

Trailing 12 months

	June 25, 2010	July 1, 2011
Sales (ttm):	$ 88m	**$ 125m**
Operating Income (ttm):	$ 6.9m	**$ 10m**
Operating Margin (ttm):	7.9%	**8.0%**
Net Income (ttm):	$ 3.9m	**$ 5.8m**
EPS (ttm):	$ 0.42	**$ 0.58**
Market Cap:	$ 44m	**$ 50m***
Stock Price:	$ 4.60	**$ 5.10***

*As of October 14, 2011

IEC electronics

How We Compare To Our Peers

- Sales growth
- Return on Equity (ROE)
- Return on Invested Capital (ROIC)
- Return on Assets (ROA)

IEC electronics

5 Year Revenue CAGR : IEC vs Industry



40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Industry excluding IEC
Industry's Top Performer excluding IEC
IEC

ROE (IEC vs Industry)



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Industry without IEC
Industry's Top Performer excluding IEC
IEC

ROIC (IEC vs Industry)


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Industry without IEC
Industry's Top Performer excluding IEC
IEC

ROA (IEC vs Industry)


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Industry without IEC
Industry's Top Performer excluding IEC
IEC

Pace Of Our Growth Continues

- Sales
  - Anticipate continued growth from a diversified customer base
- CAGR of 38% (2005-2010)
  - **Tracking toward 37% for 2011**
- Earnings
  - Operating Income increased over 50% per year (2005-2010)
  - **Tracking toward 33% operating income growth**

IEC electronics
Absolutely, Positively, Perfect and On Time™

Growth Results

- End result:
  - Financial returns are among the best in the industry
  - Making our NOL work for us
    - **$11.9 million deferred tax =$1.23 per share at the end of fiscal 2010**
  - **Investing incremental cash flow to accelerate IEC's growth**

IEC electronics
Absolutely, Positively, Perfect and On Time™

Capital Priorities and Future Growth

- Paying down our debt
  - Substantial reduction
- Seeking niche - specific accretive acquisitions
- Long term goal: Organic growth approx. 17%
  - Some delays, not cancellations, in Military spending
  - Industrial sector mixed
    - Some customers are booming; others struggling
  - Medical sector solid growth

Our Growth Foundation



Market Focus
Unique Capability
IEC
Uncompromising Performance
Absolutely, Positively Perfect and On-Time[sm]

Creating a more valuable company for our Customers, Employees and Shareholders

Increasing Sales, Higher Margins, and Strong Cash Flow

Building a Solid Franchise

IEC electronics

IEC: The Failsafe EMS Company








RAIL



IEC electronics
Absolutely, Positively, Perfect and On-Time™

Contact Information

W. Barry Gilbert
IEC Electronics Corp.
105 Norton Street P.O. Box 271
Newark, N.Y. 14513
Direct – 315-332-4528
WBGilbert@iec-electronics.com

IEC electronics
Absolutely, Positively, Perfect and On-Time™